UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2007

Voxware, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-021403	36-3934824
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey		08648
(Address of Principal Executive Offices)		(Zip Code)

(609) 514-4100
(Registrant's telephone number,
including area code)

                                           Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On October 11, 2007, the Board of Directors (the “Board”) of Voxware, Inc., a Delaware corporation (the “Company”), appointed Mr. David J. Simbari, effective immediately following the 2007 Annual Meeting of Stockholders, as a Director to the Board to fill the vacancy created by the anticipated resignation of Mr. Michael Janis (effective as of the 2007 Annual Meeting of Stockholders). Mr. Simbari shall hold such position until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. Since September 2006, Mr. Simbari has served as President and Chief Executive Officer of SupplyPro, a premier provider of automated point-of-use dispensing technologies. From March 1998 to February 2005, Mr. Simbari served as Chairman of the Board of Directors and Chief Executive Officer of OPTUM Inc., a privately-held provider of supply chain and warehouse management software (acquired by Click Commerce Inc. in 2005). Prior to OPTUM, Mr. Simbari spent five years with Industri-Maternatik, a Swedish provider of complex order management systems for consumer package goods companies, first as president of North American operations and later as senior vice president for worldwide sales and marketing. Mr. Simbari earned his B.B.A. from Siena College in 1976.

     On October 11, 2007, the Board also elected Kenneth W. Riley, the Company’s current Controller, as the Interim Chief Financial Officer of the Company and Treasurer of the Company, to serve in such role until his successor is duly elected and qualified. The Board also elected Stephen J. Gerrard, the Company’s current Vice President and General Manager, International Operations of the Company, as the Corporate Secretary of the Company, to serve in such role until his successor is duly elected and qualified.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 11, 2007, the Board approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amends Section 1 of Article VI of the Amended and Restated Bylaws to permit the Company to authorize the issuance of uncertificated shares. This change conforms the Company's Second Amended and Restated Bylaws to the requirements of the NASDAQ Stock Market that listed securities be eligible for issuance in uncertificated form through a direct registration system by January 1, 2008. A copy of the Second Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Voxware, Inc., approved October 11, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: October 17, 2007	By:	/s/ Scott J. Yetter
		Name:	Scott J. Yetter
		Title:	President and Chief Executive
Officer